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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION

                            WASHINGTON, D. C. (20549)

                                 --------------

                                    FORM 8-K

                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

       Date of Report (Date of earliest event reported): October 30, 2008

                                 --------------

                           ILINC COMMUNICATIONS, INC.
             (Exact name of registrant as specified in its charter)



            DELAWARE                                              76-0545043
  (State or other jurisdiction                                (I.R.S. Employer
of incorporation or organization)                            Identification No.)

                                     1-13725
                            (Commission File Number)

2999 NORTH 44TH STREET, SUITE 650, PHOENIX, ARIZONA                 85018
     (Address of principal executive offices)                     (Zip code)

                                 (602) 952-1200
              (Registrant's telephone number, including area code)
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Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[_] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[_] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[_] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[_] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))


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ITEM 2.02.        RESULTS OF OPERATIONS AND FINANCIAL CONDITION.

On October 30, 2008, iLinc Communications, Inc. ("the Company") reported its fiscal year 2009 second quarter results for the period ended September 30, 2008. A copy of the Company's press release is attached as Exhibit 99.1 to this current report.



ITEM 9.01.        FINANCIAL STATEMENTS AND EXHIBITS.

The following exhibit is filed herewith:


EXHIBIT NUMBER             DESCRIPTION
--------------------------------------

99.1 Press release dated October 30, 2008 issued by iLinc Communications, Inc. Filed herewith.



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                                    SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                       iLINC COMMUNICATIONS, INC.


                                       By: /s/ James M. Powers, Jr.
                                           -------------------------------------
                                           President and Chief Executive Officer
Date: October 30, 2008



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                                  EXHIBIT INDEX

EXHIBIT
NUMBER          DESCRIPTION OF EXHIBITS
------          -----------------------

99.1 Copy of press release issued by iLinc Communications, Inc. on October 30, 2008.